                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                          TRANSMEDIA ASIA PACIFIC, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


               DELAWARE                              13-3760219
     -------------------------------          -------------------------
     (State or other jurisdiction of              (I.R.S. Employer
     incorporation of organization)              Identification No.)


                 11 ST. JAMES'S SQUARE, LONDON SW1Y 4LB, ENGLAND
               ---------------------------------------------------
                (Address of principal executive offices)(zip code)

                            U.K. 011-44-171-930-0706
                            ------------------------
                              (including area code)



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days

                                                  ----        ----
                                           Yes            No    X
                                                  ----        ----

Item 2.      Acquisition or Disposition of Assets

     On May 22, 1998 Transmedia Australia Travel Holdings Poy Limited ("Transmedia Australia"), a company owned equally by Transmedia Asia Pacific, Inc (the "Company") and Transmedia Europe, Inc. ("TME), acquired from Gisborne Travel Holdings Pty Limited ("Gisborne") 100% of the issued share capital of Breakaway Travel Club Pty Limited ("Breakaway")

     Breakaway, which is based in Sydney, Australia, commenced operations in 1995. Breakaway is a licensed travel agent specializing in discount package holidays for individuals employed in the travel industry in Australia.
     Such individuals are entitled to become members of Breakaway. Members of Breakaway pay an annual membership fee of Aus$20 (approximately $12). Breakaway has negotiated agreements with travel providers pursuant to which it can secure reduced rate fares from such travel providers.
     Travel providers include airlines, hotels and tour operators. These reduced rate fares are marketed to members by Breakaway.

     The transaction was consummated pursuant to a Share Sale Agreement (the "Agreement") dated March 26, 1998 between Gisborne, Transmedia Australia, Peter Guy Gisborne and Terence John Gill. The total consideration payable was Aus$375,000 (approximately $230,000). Such consideration was paid in cash.



Item 7.      Financial Statements and Exhibits


(a) and (b) Financial Statements of the Businesses Acquired and Pro Forma Financial Information


     It is impractical for the Company to provide at this time the required audited financial statements and the required pro forma financial information. The Company intends to file such financial statements and pro forma financial information as an amendment to this form as soon as practicable but in any event no later than July 21, 1998.


(c)          Exhibits

    2.1 Share sale agreement dated March 26, 1998 between Gisborne Travel Holdings Pty Limited, Transmedia Australia Travel Holdings Pty Limited, Peter Guy Gisborne and Terence John Gill.

The Company has omitted the following schedules and annexures to the above referenced Share Sale Agreement:

Schedule 1  - List of Selling Shareholders
Schedule 2  - Audited Financial Statements for the year ended June 30, 1997
Schedule 3  - Unaudited Management Accounts for the 5 months ended December
              31, 1997
Schedule 5  - Documents on which the purchaser relies
Annexure A  - Memorandum and Articles of Association of Breakaway
Annexure B - Detailed listing of Furniture and Equipment owned by Breakaway Annexure C - List of Employees of Breakaway

The omitted schedules and appendices will be furnished supplementary to the Commission upon request.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorised.

TRANSMEDIA ASIA PACIFIC, INC.




By: /s/ Paul Harrison
--------------------------------
Paul Harrison
President and Chief Financial Officer

                                    PARTIES:

                      GISBORNE TRAVEL HOLDINGS PTY LIMITED

                TRANSMEDIA AUSTRALIA TRAVEL HOLDINGS PTY LIMITED

                               PETER GUY GISBORNE

                               TERENCE JOHN GILL





                              SHARE SALE AGREEMENT





                                  ABBOTT TOUT
                                  -----------
                                  Solicitors
                             Level 42, MLC Centre
                              19-29 Martin Place
                                 SYDNEY 2000

                                    DX: 129
                             TEL: (02) 9334 8555
                             FAX: (02) 9334 8585
                             REF: ENV: 5026545

                         SHARE SALE AGREEMENT

                                INDEX

1. DEFINITIONS AND INTERPRETATION....................................... 1

2. CONDITIONS PRECEDENT................................................. 3

3. AGREEMENT TO SELL AND PURCHASE SALE SHARES........................... 5

4. COMPLETION........................................................... 5

5. CONDUCT UNTIL COMPLETION............................................. 6

6. WARRANTIES AND REPRESENTATIONS....................................... 7

7. RESTRAINTS........................................................... 8

8. GENERAL..............................................................10

SCHEDULE 1..............................................................12

SCHEDULE 2..............................................................12

SCHEDULE 3..............................................................13

SCHEDULE 4..............................................................14

SCHEDULE 5..............................................................21

ANNEXURE A..............................................................22

ANNEXURE B..............................................................23

ANNEXURE C..............................................................24

SHARE SALE AGREEMENT dated:                                26th March 1998

PARTIES:   GISBORNE TRAVEL HOLDINGS PTY LIMITED ACN 003 594 018 of c/- B
           P Woodward and Associates, Suite 501, 83 York Street, Sydney, New South Wales (the "VENDOR")

           TRANSMEDIA AUSTRALIA TRAVEL HOLDINGS PTY LIMITED ACN 080 040 491 c/- Transmedia Australia Pty Limited, Level 14, 19-39 Pitt Street, Sydney, New South Wales (the "PURCHASER")

           PETER GUY GISBORNE of 11 Fairlawn Avenue, Turramurra, New South Wales ("Gisborne")

           TERENCE JOHN GILL OF 8B Richardson Street, Lane Cove, New South Wales ("Gill")

RECITALS:

A. The Vendor is the registered and beneficial owner of that number of shares in the capital of the Company as are detailed opposite its name in
      Schedule 1 and Gisborne is the registered owner (in trust for the Vendor) of that number of shares in the capital of the Company as is detailed opposite his name in Schedule 1, the aggregate of those shares comprising the Sale Shares.

B. The Vendor and Gisborne wish to sell the Sale Shares to the Purchaser on the basis set out in this Agreement.

C. The Purchaser is willing to purchase the Sale Shares from the Vendor and Gisborne on the basis set out in this Agreement subject to the fulfillment of the Conditions Precedent and entering into the restraint of trade provided for in this Agreement.

THE PARTIES AGREE:

1.    DEFINITIONS AND INTERPRETATION

1.1 In this Agreement (including the recitals) unless the context otherwise requires:

      "AUDITED ACCOUNTS" means the audited balance sheet (and supporting) the accounts of the Company for the year ended 30 June 1997 a copy of which is contained in Schedule 2;

      "AGREEMENT" means this Agreement and any document that varies or supplements it;

      "COMPANY" means Breakaway Travel Club Pty Limited ACN 067 679 627;

      "COMPLETION" means completion of the sale and purchase of the Sale Shares pursuant to this Agreement:

      "COMPLETION DATE" means 8 May 1998 or such later date as may be agreed to by the Vendor and the Purchaser in writing;

      "CONDITIONS PRECEDENT" means the conditions specified in subclause 2.2 of this Agreement;

                                    2.

      "COVENANTORS" means Gisborne and Gill;


      "MANAGEMENT ACCOUNTS" means the management accounts of the Company for the six month period ending on 31 December 1997 a copy of which is contained in Schedule 3;

      "MEMBERS" means those persons who are connected with or employed in the travel tourism or hospitality industries (or both) whose names appear on the Company's most up to date membership database, whether as fully paid up members or erstwhile members on the date of this Agreement;

      "SALE SHARES" means the aggregate of the shares comprised in Schedule 1;

      "TAX" means all income stamp and other taxes levies imposes deductions charges and withholdings whatever together with interest and penalties relating to the relevant Tax, if any, and charges, fees or other amounts paid on or in respect of a Tax liability;

      "VENDOR'S SOLICITORS" means Nicholas Eddy & Company.

1.2 References to recitals, clauses, subclauses, paragraphs, annexures or schedules are references to recitals, clauses, subclauses, paragraphs, annexures and schedules of or to this Agreement.

1.3 Headings in this Agreement are for convenience only and do not affect its interpretation or construction.

1.4   In this Agreement unless the context otherwise requires:

      (a)   the singular includes the plural and vice versa;

      (b)   each gender includes the other two genders;

      (c) the word "person" means a natural person and any association, body or entity whether incorporated or not;

      (d) the word "month" means calendar month and the word "year" means 12 calendar months;

      (e) a reference to writing includes any communication sent by post or facsimile transmission;

      (f) where any word or phrase is defined, any other part of speech or other grammatical form of that word or phrase has a cognate meaning;

      (g) a reference to any statute, proclamation, rule, code, regulation or ordinance includes any amendment, consolidation, modification, re-enactment or reprint of it or any statute, proclamation, rule code, regulation or ordinance replacing it;

      (h)   all monetary amounts are in Australian currency;

      (i)   a reference to time refers to time in Sydney, Australia;

      (j) a reference to an associate of a person (the primary person) includes a reference;

                                       3.


            (i) where the primary person is a body corporate, to a director or secretary of the body, a related body corporate or a director or secretary of a related body corporate;

            (ii) in any other case (including the case where the primary person is a body corporate), to

                   (A) a person in concert with whom the primary person is acting, or proposes to act;

                   (B) the trustee of a trust in relation to which the primary person is a beneficiary whether presently or prospectively, or could reasonably be regarded by virtue of any arrangement or understanding whether formal or informal and whether or not enforceable as capable of benefiting directly or indirectly under the relevant trust, or in relation to which the primary person is capable of controlling, sanctioning, limiting or restraining the actions of the trustee;

                   (C) a person in partnership with whom the primary person carries on business but does not include a reference to a person who gives advice to the primary person, or acts on behalf of the primary person, in the proper performance of the functions attaching to a professional capacity or a business relationship.

      (k) "Business Day" means a day other than a Saturday, Sunday or public holiday in New South Wales;

      (l) mentioning anything after "include", "includes" or "including" does not limit what else might be included;

      (m) no rule of construction applies to the disadvantage of a party because this Agreement is prepared by (or on behalf of) that party;

      (n) a reference to any thing is a reference to the whole and each part of it;

      (o) a reference to a group of persons is a reference to all of them collectively and to each of them individually;

      (p) expressions defined in Chapter 1 of the Corporations Law have (with necessary modifications) corresponding meanings in this Agreement.

2.    CONDITIONS PRECEDENT

2.1 The obligations of the Purchaser to proceed with Completion pursuant to clause 4 are subject to compliance on or before the Completion Date with all of the Conditions Precedent.

2.2 The conditions precedent to performance by the Purchaser of its obligations to proceed with Completion pursuant to clause 4 are:

      (a) the Vendor shall have caused to be delivered to the Purchaser by the Completion Date a certificate signed by a partner of BP Woodward and Associates, Chartered

                                       4.

          Accountants of Sydney, certifying that as at a date not more than 2 Business Days prior to the Completion Date:

         (i) there are no amounts due by the Company to the Vendor or any of its associates (other than the Purchaser); and

         (ii) there are no loans by the Company to the Vendor or any of its associates.

   (b) the Vendor shall have given to the Purchaser immediately preceding Completion on the Completion Date a certificate dated the Completion Date and signed by two directors of the Vendor certifying that to the best of the knowledge, information and belief of those directors, based on all reasonable enquiry and investigation, as at the Completion Date there is no fact or circumstance known to the Vendor which would or might constitute a breach of the warranties and representations in, or which would or may give rise to a claim under, subclause 6.1 read with
         Schedule 5;

   (c)   the Vendor shall have caused to be delivered to the Purchaser:

         (i) the written consent of National Australia Bank Limited (the "Bank") to the change in the legal and beneficial ownership of the Sale Shares as a consequence of this Agreement as is required pursuant to paragraph (f) of subclause 13.2 of the Master Lease Agreement entered into between the Bank and the Company dated 17 October 1997 under which the Company leases a Fujitsu E650 Phone System from the Bank;

         (ii) an assignment by the Vendor (as lessee) of the lease of the premises at Suite 702, Level 7, 75 Miller Street. North Sydney to the Company, in a form reasonably acceptable to the Purchaser for the remainder of the lease term until 31 May 1999, together with the written consent of the landlord of the premises to the assignment;

         (iii) the written consent of Exodus Systems to the Vendor assigning and transferring its rights in and to the software to the Company as is required pursuant to clauses 10 and 13 of the Exodus Wholesale Rental Agreement entered into between the Vendor and Exodus Systems on 23 February 1995;

         (iv) a written acknowledgment from Sabre Pacific Pty Limited ("Sabre Pacific") to the effect that the change in ownership and control of the Company as a consequence of this Agreement will not entitle Sabre Pacific to terminate the Access and Lease Agreement, entered into between Sabre Pacific and the Company under which the Company is granted the right to use the "Sabre for Windows 95 software package" and that that agreement will continue in full force and effect in accordance with its terms;


   (d) the Vendor shall have caused to be delivered to the Purchaser the written approval of IATA to the transfer of the Company from branch membership to full membership of IATA.

                                       5.

2.3 If any of the Conditions Precedent not been satisfied (or waived in accordance with the provisions of subclause 2.4) on or before the Completion Date then the Purchaser's obligations under clause 3 and 4 will lapse and be of no further force or effect. No claim or right of action will arise as a result of such lapsing.

2.4 The Purchaser may, by written notice to the Vendor, waive the requirement for fulfilment (in whole or in part) of any of the Conditions Precedent.

3.    AGREEMENT TO SELL AND PURCHASE SALE SHARES

3.1 The Vendor and Gisborne agree to sell to the Purchaser and the Purchaser agrees to purchase from the Vendor and Gisborne the Sale Shares.

3.2   The consideration for the purchase of the Sale Shares is $375,000.

3.3 The Purchaser must pay a deposit of $37,500 to the Vendor's Solicitors on or before the date of this Agreement to be held by the Vendor's Solicitors as stakeholder. The deposit will be forfeited to the Vendor if the Purchaser fails or refuses to proceed with Completion on the Completion Date unless:

      (a) the Purchaser is ready, willing and able to proceed with Completion in accordance with this Agreement and the Vendor fails or refuses to proceed with Completion; or

      (b)   the Purchaser terminates this agreement pursuant to subclause 6.5.

4.    COMPLETION

4.1 Completion will take place on the Completion Date at 2:30 p.m. (or at such later time as may be agreed to by the Vendor and the Purchaser) at the offices of Abbott Tout at Level 42, MLC Centre, 19-29 Martin Place, Sydney.

4.2   By Completion the Vendor must:

      (a) Deliver to the Purchaser share certificates for the Sale Shares and duly executed transfers in respect of the Sale Shares in registrable form in favour of the Purchaser.

      (b) Procure that a meeting of the directors of the Company is held at which those directors shall (except to the extent to which the Purchaser may be written notice waive compliance with the provisions of this paragraph (b)):

            (i) resign, by written notification to the Company effective from Completion (a copy of which must be provided to the Purchaser) acknowledging that the directors, respectively, have no claim outstanding for loss of office, remuneration or otherwise against the Company, from their office as directors of the Company in such manner and at such time as will enable the persons nominated in writing by the Purchaser to be appointed directors of the Company effective from Completion (such nominations to be made not less than 2 Business Days prior to the Completion Date), and so appoint the Purchaser's nominees as directors;

            (ii) revoke the authorities in respect of the operation of the Company's bank accounts and grant new authorities effective from Completion to

                                    6.

                  such persons as the Purchaser shall nominate (any such nomination to be made not less than 2 business days prior to the Completion Date);

          (iii) revoke effective from Completion all current powers of attorney granted by the Company, notify the attorneys in writing of such revocation and provide a copy of each such notice of revocation to the Purchaser; and

           (iv) approve the transfer of the Sale Shares and (subject to payment of stamp duty by the Purchaser) the registration of such transfer and the issue of new share certificates to the Purchaser.

     (c) Procure where required by the Purchaser by written notice given to the Vendor not less than 2 Business Days prior to the Completion Date the delivery to the Company (with a copy to the Purchaser) of written resignations of the secretary and public officer of the Company effective from Completion acknowledging that they, respectively, have no claim outstanding for loss of office, remuneration or otherwise against the Company.

      (d) Cause to be delivered to the Purchaser the current certificate of incorporation, seals, registers, minute books and memorandum and articles of association of the Company and all other books of account, records and documents of the Company by delivering to the Purchaser a letter from each person having the custody of any such property addressed to the Purchaser acknowledging that such person holds the relevant property of the Company for the Company, that such property is not subject to any lien or similar right of retention, and undertaking to deal with such property as directed by the Purchaser.

      (e) Cause to be delivered to the Purchaser notices from all officers of the Company continuing in office following Completion acknowledging that they have no claim or right of action against the Company in respect of the period prior to the Completion Date (other than for remuneration accrued and unpaid in respect of the month in which Completion occurs, and statutory entitlements to annual and long service leave).

4.3 On Completion the Purchaser must pay the consideration specified in subclause 3.2 to the Vendor or as it may direct in writing at least 2 Business Days prior to the Completion Date by unendorsed bank cheque.

5.    CONDUCT UNTIL COMPLETION

5.1 The Vendor warrants and represents to and agrees with the Purchaser in respect of the period from 1 January 1998 in the Management Accounts until Completion, except with the prior written consent of the
      Purchaser:

      (a) There has been and will be no alterations to the salaries or conditions of employment of any officers or employees of the Company from those applying immediately prior to the balance sheet date in the Management Accounts.

      (b) No alteration has been or will be made to the memorandum and articles of association of the Company.

                                      7.

    (c) No dividend bonus or other distribution of profits has been or will be declared distributed or paid by the Company or any return or distribution of capital or share buy-back made.

    (d) The Company has not given and will not give or create any general or specific mortgage charge lien or other encumbrance over all or part of its assets or undertaking.

    (e) The Company has not acquired, purchased or taken on lease or leased sold or otherwise disposed of, and will not acquire purchase take on lease or lease sell or otherwise dispose of any asset other than in the ordinary course of business.

    (f) The Company has not paid and will not pay or provide any bonus to any employee or director or pay or commit itself to pay any directors' fees, and no such fees will be payable to any director as at Completion.

    (g) No shares debentures notes or other securities have been or will be issued, created or executed by the Company.

    (h) No contracts or transactions have been or will be entered into by the Company which are unusual, of a long term nature or involve or are likely to involve obligations or expenditure of a material nature or magnitude.

    (i) The Company has not done (or committed itself to do) and the Company will not do or commit itself to do any act or thing other than in the ordinary course of business.

6.  WARRANTIES AND REPRESENTATIONS

6.1 The Vendor warrants and represents to the Purchaser (for itself and as trustee for the Company) in accordance with the warranties and representations set out in Schedule 4.

6.2 Each of the representations and warranties contained in Schedule 4 will be treated as a separate representation and warranty in respect of each statement contained in Schedule 4 and the interpretation of any such statement contained in Schedule 4 will not be restricted by reference to or inference from any other such statement contained in Schedule 4.

6.3 If before Completion the Vendor acquires any knowledge of any event or matter (whether occurring or existing before the execution of this Agreement or not) which is or might be or lead to a breach of any of the representations and warranties contained in subclause 6.1 read with
    Schedule 4 or which renders or might render any of those representations or warranties incorrect or misleading, the Vendor agrees that it will at once disclose in writing to the Purchaser all that it knows about the event or matter in question. The Vendor agrees to make any investigations concerning the event or matter which the Purchaser may reasonably require.

6.4 To the extent permitted by law, the Vendor agrees to ensure that the Purchaser and its advisers and representatives will be given all facilities which it may request in order to establish the accuracy of the representations and warranties and in particular will allow the Purchaser and its advisers and representatives full access to all accounting and other records of the Company.

6.5 If any material breach of any of the warranties or representations contained in subclause 6.1 read with Schedule 4 occurs on or before Completion and is not remedied to the Purchaser's

                                       8.


    reasonable satisfaction at least two Business Days before Completion, the Purchaser is entitled at any time prior to Completion, by written notice to the Vendor, to terminate its obligations under clauses 3 and 4 of this Agreement. If it does so, no party to this Agreement will have any further liability to any other party arising out of this Agreement.

6.6 The Vender represents and warrants that each of the representations and warranties contained in subclause 6.1 read with Schedule 4 will be true and correct both at the time of execution of this Agreement and immediately preceding Completion as if made at each of those times, respectively.

6.7 Each of the representations and warranties contained in subclause 6.1 read with Schedule 4 will survive Completion and will not be extinguished by any investigation made by or on behalf of the Purchaser into the affairs of the Company nor merge on Completion or the transfer of the Sale Shares or by any other event or matter whatever except a specific and duly authorised written waiver or release by the Purchaser, and will continue for the benefit of the Purchaser despite such Completion and transfer.

6.8 The Vender agrees to indemnify the Purchaser against any liabilities, damages, losses, costs and expenses (including without limitation legal costs on an indemnity basis) which the Purchaser suffers or incurs as a consequence of breach of any of the representations and warranties contained in subclause 6.1 read with Schedule 4.

6.9 The Purchaser acknowledges that, except in respect of the documents detailed in Schedule 5, no reliance is made on any statement, representation, warranty, condition or promise made or given by or on behalf of the Vender except as stated in this Agreement or implied by any legislation which cannot be excluded and the Purchaser relies entirely on his own enquiries.

7.  RESTRAINTS

7.1 The Vendor and the Covenantors agree that they are restrained from directly or indirectly:

    (a) carrying on the business of procuring discounted travel, accommodation and ancillary services or marketing and selling discounted travel, accommodation and ancillary services to Members and other persons connected with the travel tourism or hospitality industries (or both);

    (b) being in any way employed in any business described in paragraph (a) of subclause 7.1;

    (c)  being in any way interested in any business described in paragraph
         (a) of subclause 7.1, whether as principal, agent, director, shareholder, partner, consultant, adviser or with or through an associate or otherwise;

    (d) being in any way associated with or engaged in or in any way concerning themselves in any business described in paragraph (a) of subclause 7.1;

    (e) financing or giving financial assistance to any such business or to any person who is a principal agent, employee, director, partner, consultant or adviser of or to any business described in paragraph
         (a) of subclause 7.1;

                                      9.

    (f) marketing or promoting any products or services to any of the Members except to the extent that they are approached on an unsolicited basis by any Member to provide products or services to that individual, except in the capacity of officers or employees or holders of shares or options over shares in the capital of the Purchaser.


7.2 The restraint pursuant to subclause 7.1 applies during each of the specified periods in each of the specified areas.

7.3 For the purposes of subclause 7.2, the specified periods are:

    (a)  the period of three years from the Completion Date;

    (b)  the period of two years from the Completion Date; and

    (c)  the period of one year from the Completion Date.

7.4 For the purposes of subclause 7.2, the specified areas are:

    (a)  New South Wales;

    (b)  Victoria;

    (c)  Queensland;

    (d)  Western Australia;

    (e)  South Australia;

    (f)  Tasmania;

    (g)  Northern Territory;

    (h)  Australian Capital Territory; and

    (i)  New Zealand.

7.5 The restraint pursuant to subclause 7.1, insofar as it relates to:

    (a) any of the activities set out in subclause 7.1 is separate, distinct and severable from any other activity set out in subclause 7.1;

    (b) any of the periods referred to in subclause 7.3 is separate, distinct and severable from any other period set out in subclause 7.3; and

    (c) any of the areas referred to in subclause 7.4 is separate, distinct and severable from any other area set out in subclause 7.4 and the invalidity of such restraint in respect of:

    (d) any of such activities shall not affect its validity in respect of any of the other activities;

                                       10.


    (e) any of such periods shall not affect its validity in respect of any of the other periods; and

    (f) any of such areas shall not affect its validity in respect of any of the other areas.

7.6 The restraint pursuant to subclause 7.1 does not prevent the Vendor or Covenantors from being interested as the holder of not more than 5% of the issued capital of any corporation whose shares are listed on a recognised stock exchange.

7.7 The Vendor and the Covenantors respectively agree, subject to subclause 7.9; that they will not, for a period of two years after the Completion Date either solely or jointly with any other person (whether as principal, agent, employee, director, shareholder, partner, consultant, advisor or otherwise) directly or indirectly consult with or advise any person who, or which, has been a supplier to the Company within the period of two years preceding the Completion Date.

7.8 The Vendor and the Covenantors agree that they will not at any time during the period of two years after the Completion Date either on their own account or for any other person solicit, interfere with or endeavour to entice away from the Company any person who was an employee of the Company at any time during the period of one year ending on the Completion Date.

7.9 It is acknowledged and agreed by the Purchaser that the Vendor is entitled to continue the business of travel agent, tour wholesaler and tourism principals representative, but only to the extent to which that does not constitute the carrying on of a business which is the same as or similar in any material respect to the business described in paragraph (a) of subclause 7.1.

8.  GENERAL

8.1 An undertaking, warranty, agreement, representation, provision or obligation in this Agreement which is made or given by or which applies to more than one person or which extends to or is for the the benefit of more than one person binds and extends to or is for the benefit of, as the case may be, all of them jointly and each of them severally.

8.2 The validity, interpretation and performance of this Agreement will be governed by the law of the State of New South Wales and of the Commonwealth of Australia. The parties submit to the non-exclusive jurisdiction of the Courts of the State of New South Wales and of the Commonwealth of Australia in respect of any dispute that arises in connection with this Agreement.

8.3 This Agreement contains the entire understanding between the parties in relation to its subject matter. There are no express or implied conditions, warranties, promises, representations or obligations, written or oral, in relation to this Agreement other than those expressly stated in it (or in any of the documents detailed in Schedule 5) or necessarily implied by law.

8.4 No failure, delay, relaxation or indulgence by a party in exercising any power or right conferred upon it under this Agreement will operate as a waiver of that power or right. No single or partial exercise of any power or right precludes any other or future exercise of it, or the exercise of any other power or right under this Agreement.

                                      11.

8.5 If any provision of this Agreement is invalid, void or unenforceable, all others provisions which are capable of separate enforcement without regard to an invalid, void or unenforceable provision are and will continue to be of full force and effect in accordance with their terms.

8.6 This Agreement may not be varied except by written instrument executed by the parties.

8.7 A notice or other communication required or permitted to be given by a party to another must be in writing and:

     (a) delivered personally;

     (b) sent by post, postage prepaid; or

     (c) sent by facsimile transmission

     to that party's address that is set out in this Agreement or notified in writing to each party from time to time.

     For the purposes of this subclause 8.7, the facsimile numbers to which facsimile transmissions are to be sent are:

     The Vendor:     (02) 9929 8493 att Messrs Gisborne and Gill

     The Purchaser:  (02) 9955 5419 att Mr Kevin Bostridge

     Gill:           (02) 9929 8493

     Gisborne:       (02) 9929 8493

8.8 A notice or other communication will be taken, for the purposes of this Agreement, to have been given if:

     (a) personally delivered, upon delivery;

     (b) mailed, on the expiration of 2 Business Days after posting; or

     (c) sent by facsimile transmission, on the day it is sent (or, if that is not a Business Day, on the next Business Day).

8.9 Except as otherwise provided in this Agreement, each party will pay its own costs and disbursements in connection with the negotiation, preparation and execution of this Agreement.

8.10 The Purchaser will meet all costs incurred in relation to the Travel Agent's Licence, IATA Registration and Travel Compensation Fund consequent upon Completion.

8.11 The Purchaser will (subject to Completion) bear, (or will cause the Company, where appropriate, to bear) the reasonable costs and expenses incurred in respect of the transfers and assignments required to satisfy the Conditions Precedent.

List of Omitted Schedules
--------------------------


Schedule 1    -List of Selling Shareholders

Schedule 2    -Audited Financial Statements for the year ended June 30, 1997

Schedule 3    -Unaudited Management Accounts for the 6 months ended December
               31, 1997

Schedule 5    -Documents on which the purchaser relies

Annexure A    -Memorandum and Articles of Associations of Breakaway

Annexure B    -Detailed listing of Furniture and Equipment owned by Breakaway

Annexure C    -List of Employees of Breakaway

                             SCHEDULE 4

                WARRANTIES AND REPRESENTATIONS


1. The persons detailed in Schedule 1 are the legal owners of the number of shares forming part of the Sale Shares as are reflected opposite the name of such person in Schedule 1. The Vendor is the beneficial owner of the Sale Shares. The Sale Shares comprise 100% of the issued ordinary shares in the capital of the Company and carry with them the right to control that percentage of the voting rights attached to the issued shares in the capital of the Company.

2. The Sale Shares have been duly issued and allotted and are fully paid up. The Sale Shares are registered on the principal register of the Company in New South Wales.

3. The Sale Shares are not subject to any liens, equities, charges or other encumbrances and the Vendor is entitled and competent to sell and transfer the Sale Shares and to cause the same to be transferred without the consent of any person or authority whatever.

4. The Company does not hold shares or securities in any other corporation, nor has it contracted to buy or agreed to take up or acquire any shares or securities in any other corporation.

5. The copy of the memorandum and articles of association of the Company comprising Annexure A is a true and complete copy of the memorandum and articles of association of the Company. To the best of the Vendor's knowledge, information and belief (based on all reasonable enquiry and investigation) the Company has not acted or engaged in any transaction otherwise than in accordance with the provisions of its memorandum and articles of association.

6. Except to the extent disclosed in writing to the Purchaser prior to the date of the Agreement to which this Schedule forms part, the Company is not party to nor has it entered into or incurred any material contract, obligation, transaction or commitment which has not been discharged, other than in the ordinary course of its business.

7. The Company has been duly incorporated and is validly existing under the laws of its jurisdiction of incorporation and has full power, authority and right to carry on its business. No petitions or other processes have been issued or are threatened to be issued against, and no resolutions have been passed by the directors or members of, the Company to wind it up, no action has been taken or threatened to be taken to place the Company in receivership or under administration, there are no writs of execution or other processes issued and unsatisfied or partly unsatisfied against any of its assets.

8. The nominal and issued capital of the Company is as set out in the Audited Accounts and all issues and transfers of shares registered have been made in accordance with the requirements of the Company's memorandum and articles of association and applicable legislation, and transfers have been duly stamped.

9. The Company is not under any obligation (conditional or unconditional) to allot any shares debentures notes securities convertible into shares or other securities to any person and has not offered to do so or to give and has not given any option to subscribe for unissued shares.

10. The Audited Accounts:

    (a)  comply with the requirements of all applicable legislation;

    (b) have been prepared in accordance with accounting principles and practices generally accepted in Australia for corporations engaged in activities corresponding with the Company's activities, consistently applied, and accord with the requirements of the Corporations Law and applicable accounting standards;

    (c) have been prepared, unless and to the extent expressly stated in the Audited Accounts, on the same basis as that applied in the audited accounts for the year ended 30 June 1996;

    (d) give a true and fair view of the financial position and state of affairs of the Company at the balance sheet date in the Audited Accounts and of the results for the period to which they relate;

    (e) contain full provision for all liabilities, Taxes and capital commitments of the Company at the balance sheet date in the Audited Accounts and a full and fair disclosure of all contingent liabilities (whether unquantified, disputed or otherwise);

    (f) contain full provision for bad and doubtful debts, depreciation, amortisation, obsolescence of assets and any foreseeable losses as well as for all contingent liabilities which may reasonably be expected to become actual liabilities;

    (g) are consistent with and fully reflect the books and accounting records of the Company;

    (h) contain a full and accurate statement of all the assets and all liabilities of the Company, and no material change has taken place since the balance sheet date in the Audited Accounts in such assets or liabilities other than those arising from carrying on business in the ordinary course and in a normal and proper manner (or as disclosed to the Purchaser in writing prior to the execution of the Agreement to which this Schedule forms part), contain a full and accurate statement of the trading results of the company during the period to which the Audited Accounts relate and no circumstances exist at the date of the Agreement to which this Schedule forms part in relation to the undertaking or the assets of the Company which would reduce the value of those assets below that indicated by the Audited Accounts;

    (i)  are not affected by any unusual or non-recurring item and the Company has traded as recorded in the Management Accounts during the period from the date of the Audited Accounts to the date of the Agreement to which this Schedule forms part.

11. The Management Accounts:

    (a) have been prepared, unless and to the extent expressly stated in the Management Accounts, on the same basis as that applied in the Audited Accounts;

    (b) give a true and fair view of the trading results for the period to which they relate;

    (c) are consistent with and fully reflect the books and accounting records of the Company;

    (d)  are not affected by any unusual or non-recurring item.

12. Since 30 June 1997 the Company has carried on business in the ordinary course and in a normal and proper manner and so as to maintain its business as a going concern; and the Company has not acquired or disposed of or agreed to acquire or dispose of any asset or assumed or incurred any material liabilities or agreed to assume or incur any material liabilities (including, without limitation, contingent liabilities) otherwise than arising from carrying on business in a normal and proper manner in the ordinary course of the business carried on by the Company as at 30 June 1997.

13. All the assets of the Company are the sole and absolute property of the Company and are not subject to any mortgage, charge, encumbrance, lien or hire purchase agreement.

14. To the best of the Vendor's knowledge, information and belief (based on all reasonable enquiry and investigation):

    (a) all returns particulars resolutions and other documents required to be delivered by the Company to the appropriate authorities having jurisdiction in its jurisdictions of incorporation and in each jurisdiction where it is registered and in each jurisdiction where it carries on business have been duly delivered; and

    (b) all statutory and other records of the Company are up to date and contain full complete and accurate records of all matters dealt with in those records.

15. The Company will not at the Completion Date have any liability for any long service leave, sickness benefits, superannuation payments or any other payments or liabilities due to any employee or ex-employee of the Company under any industrial award or applicable legislation or any contract, agreement or arrangement other than as reflected in the Accounts or disclosed in writing to the Purchaser prior to the date of the Agreement to which this Schedule forms part.

16. There are no dividends declared and unpaid in respect of the share capital of the Company.

17. The Company is not engaged in any ligation or arbitration proceedings nor in any proceedings before any governmental agency or tribunal and no litigation or such proceedings are pending or threatened by or against the Company and it is not subject to any order or judgment given by any court arbitrator or governmental agency or tribunal and has not been party to any undertaking or assurance given to any court arbitrator or governmental agency or tribunal which is still in force. To the best of the Vendor's knowledge, information and belief (based on all reasonable enquiry and investigation) there are no facts or circumstances which are likely to result in any such proceedings being brought by or against the Company or against any person for whose acts or defaults the Company may be vicariously liable.

18. To the best of the Vendor's knowledge, information and belief (based on all reasonable enquiry and investigation) all covenants, restrictions, stipulations, conditions and other terms affecting any leases to which the Company is party have been observed and performed and there are no circumstances which would entitle or require any landlord or other person to exercise any powers of entry and taking possession or which would otherwise restrict or terminate the continued possession or occupation of any property occupied by the Company.

19. To the best of the Vendor's knowledge, information and belief (based on all reasonable enquiry and investigation) the Company has complied with all applicable laws (including, without limiting the generality of this statement, the Environmental Protection Act and all other State, Territorial and Federal legislation concerning the protection of the environment) and holds all licenses necessary for the conduct of its business.

20. Except as disclosed in writing to the Purchaser prior to the date of the Agreement to which this Schedule forms part the Company has no outstanding and has not agreed to create and will not pending Completion create any borrowings or loans (whether secured or unsecured) or any mortgage debenture charge lien or other encumbrance over all or any part of its assets or undertaking, and to the best of the Vendor's knowledge, information and belief (based on all reasonable enquiry and investigation) no circumstances exist or will exist as at the Completion Date a consequence of which would be that any loan to which the Company is a party would be subject to early repayment.

21. No guarantee, indemnity or other surety or assurance has been or will pending Completion be given or granted by the Company in respect of the discharge of the liabilities or the performance of the obligations (in either case whether present or future) of any other person.

22. The Company is not currently nor will it be on the Completion Date in default under the terms of any debenture mortgage charge or any other loan agreement whether secured or unsecured nor of any other agreement instrument or document to which the Company is a party or by which it is bound.

23. The Company is not a party to any joint venture, consortium or partnership arrangement other than as disclosed to the Purchaser in writing prior to the date of this Agreement.

24. The Company does not have any liability whatever to make payment to or for the benefit of any director or employee or ex-director or ex-employee or the wife, husband, widow or widower or any other relative of any director, ex-director, employee or ex-employee of the Company in respect of past service whether by way of pension contribution or otherwise except as disclosed to the Purchaser by the Vendor in writing prior to the date of the Agreement to which this Schedule forms part. By the Completion Date all directors, secretaries and other officers of the Company will have been paid all entitlements to remuneration and other emoluments in respect of the period up to the commencement of business on the Completion Date.

25. The Company does not have any superannuation fund, retirement benefit scheme or other pension schemes or arrangements and the Company has no obligations (contingent or otherwise) in respect of superannuation funds, retirement benefit schemes or other pension schemes or arrangements not provided for in the Audited Accounts, except as disclosed to the Purchaser by the Vendor in writing prior to the date of the Agreement to which this Schedule forms part. Any such funds, schemes and arrangements so disclosed are fully funded and solvent.

26. The Company has valid policies of insurance in respect of its assets and business and against such risks as are normally insured against by companies carrying on similar businesses in respect of its assets and in respect of its business and in respect of public liability and workers compensation for such amount as would in the circumstances be normal for such companies and the Company and the Vendor have not done or suffered anything to be done nor will they pending Completion do or suffer to be done anything which has rendered or might render any policies of insurance taken out in respect of the assets or business of the Company void or voidable and there are no circumstances known to the Vendor (based on all reasonable enquiry and investigation) giving rise to any claim under any of such policies.

27. Except as disclosed in writing to the Purchaser prior to the date of the Agreement to which this Schedule forms part, to the best of the Vendor's knowledge, information and belief (based on all reasonable enquiry and investigation) the Company has not done or failed to do any act being an act or omission which constitutes wholly or partly a breach of contract or a tort or a breach of statute or a breach of delegated legislation.

28. The entry into this Agreement and performance pursuant to this Agreement will not result in the breach or cancellation or termination of any of the terms or conditions of or constitute a default under any agreement, commitment or other instrument to which the Vendor or the Company are a party or by which the Vendor or the Company or its property or assets is bound or affected (including without limitation its memorandum or articles of association) or violate any law or any rule or regulation of any administrative agency or governmental body or any order, writ, injunction or decree of any court, administration agency or governmental body affecting the Vendor or the Company.

29. To the best of the Vendor's knowledge, information and belief (based on all reasonable enquiry and investigation), all legal requirements and all orders, awards and requirements of any competent authority in relation to the affairs of the Company and all requirements in relation to the returns for the payment of duties and other charges payable or which may be payable in relation to the affairs and operations of the Company have been fully complied with.

30. The provisions for Tax included in the Audited Accounts and the Management Accounts are sufficient to cover in full all Tax for which the Company was as at the relevant balance sheet dates or at any subsequent time may have become or may become liable to pay in respect of or by reference to the periods ended on the balance sheet date in the Audited Accounts or the Management Accounts or any prior period.

31. Since the date of the Management Accounts no further actual or contingent liability to Tax has arisen or will arise prior to the Completion Date otherwise than in the ordinary course of the business of the Company.

32. The Company has not effected any disposal of assets (within the meaning of Division 2 of Part IIIA of the Income Tax Assessment Act 1936 (Cth)) since the balance sheet date in the Management Accounts.

33. Except as otherwise disclosed in the Agreement to which this Schedule forms part the Company has not given or purported to give a notice under section 160ZZO of the Income Tax Assessment Act 1936 (Cth) in respect of any asset acquired by the Company within the meaning of Part IIIA of that Act.

34. To the best of the Vendor's knowledge, information and belief (based on all reasonable enquiry and investigation):

    (a) the Company has lodged with the appropriate fiscal authorities all proper and requisite Tax returns;

    (b) all returns of the Company made for Tax purposes were when made and remain correct and on a proper basis and all other information supplied to the relevant fiscal authorities for such purpose was when supplied and remains correct and on a proper basis and such returns include all returns and information which they ought to have respectively made or given and are not subject to any dispute with the relevant fiscal authorities and there is no fact or matter known to the Company which might result in any such dispute or any liability for Tax (present or future);

    (c) all returns and information made or given by the Company to any relevant fiscal authorities are correct, it has complied with all legislation relating to Tax and all Tax computations submitted by the Company have been accepted by the relevant fiscal authorities;

    (d) the Company has paid all Tax for which it is liable to account to the relevant fiscal authorities on the due date for payment and is under no liability to pay any penalties or interest in connection with such liabilities and the Company has made all deductions and withholdings in respect or on account of Tax which it is required or entitled by any relevant legislation to make from any payments made by it, and where appropriate the Company has accounted in full to the relevant fiscal authorities for any Tax so deducted or withheld.

35. To the best of the Vendors knowledge, information and belief the furniture and equipment listed in annexure "B" comprises all of the furniture and equipment owned by the Company.

36. The annual and long service leave entitlements of all employees of the Company and the commencement dates for their employment are as set out in annexure "C".

37. The database of Members:

    (a)  contains the most current and up to date list of all Members:

    (b) will be handed over to the Purchaser on Completion and no copy of the most current or any previous version of the Members database will be retained by the Vendor or any of its associates for any purpose whatsoever after Completion.